UNITED STATES
                  SECURITIES AND EXCHANGE COMMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 15, 2003


                   First Consumers National Bank
                   First Consumers Master Trust

   (Exact name of co-registrants as specified in their charter)


Illinois                 333-48860 and     93-0982044
                         333-48860-01


(State of incorporation  (Commission file  (I.R.S. Employer
 of First Consumers       numbers)          Indentification No.
 Master Trust)                              of First Consumers
                                            National Bank)


   9300 S.W. Gemini Drive,
   Beaverton, OR                               97008
  (Address of principal executive offices
   of First Consumers National Bank)          (Zip Code)


                            (800) 876-3262
(First Consumers National Bank telephone number, including area code)

                               No Change
  (Former name or Former address, if changed since last report)



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Item 5. Other events


On January 15, 2003, First Consumers Credit Card Master Note Trust made available the Monthly Noteholders' Statement for the monthly period beginning December 1, 2002 and ending December 31, 2002, which is attached as
Exhibit 20.1 hereto.

On May 15, 2002, FCNB entered into an agreement with the Office of the Comptroller of the Currency ("OCC"), the primary federal regulator of FCNB.
The agreement calls for FCNB to comply with certain requirements. The agreement among other things: (i) contains restrictions on transactions between FCNB and its affiliates and requires FCNB to complete a review of all existing agreements with affiliated companies, and to make necessary and appropriate changes; (ii) requires FCNB to obtain an aggregate of $198,000 in guarantees, which guarantees have been provided through the majority shareholder of Spiegel, Inc. ("Spiegel", for which FCNB is a wholly-owned subsidiary of); (iii) restricts FCNB's ability to accept, renew or rollover deposits; (iv) places restriction on FCNB's ability to issue new credit cards and make credit line increases; (v) requires FCNB within 30 days of the agreement to file with the OCC a disposition plan to either sell, merge or liquidate FCNB; (vi) requires FCNB to maintain sufficient assets to meet daily liquidity requirements; (vii) requires FCNB to complete a comprehensive risk management assessment; (viii) establishes minimum capital levels for FCNB; (ix) provides for increased oversight by and reporting to the OCC; and (x) provides for the maintenance of certain asset growth restrictions.

In October 2002, Spiegel and FCNB submitted a revised disposition plan to the OCC. The disposition plan provides for the sale or liquidation of FCNB's bankcard portfolio by April 30, 2003. To the extent that Spiegel is unable to sell FCNB's bankcard portfolio, the portfolio will be liquidated as part of the liquidation of FCNB in its entirety. On November 27, 2002, the OCC approved the disposition plan.

In May 2002, the applicable credit rating agencies downgraded their ratings of the Series 2001-A Class A and Class B Notes issued by the Issuer. The credit ratings of the Class A Notes were downgraded by Standard & Poor's from AAA to AA, by Moody's from Aaa to Aa1, and by Fitch from AAA to AA-. The credit ratings of the Class B Notes were downgraded by Standard & Poor's from A to BBB+, by Moody's from A2 to Baa2, and by Fitch from A to BBB+. Furthermore, on August 16, 2002, Moody's further downgraded the credit rating of the Class A Notes from Aa1 to Aa2 and the credit rating of the Class B Notes from Baa2 to Baa3.

In addition, FCNB, as Servicer, has forecasted that, in the next several months, the Issuer will not meet certain minimum performance requirements related to the Issuer's securitization transactions.


Item 7.  Financial Statements and Exhibits.


(c)  Exhibits

     Exhibit 20.1          Monthly Noteholders' Statement





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  FIRST CONSUMERS NATIONAL BANK
                                  (Co-Registrant)

Dated: February 7, 2003           By:    /s/ James E. Huston
                                        ------------------------
                                  Name:  James E. Huston
                                  Title: President and Chief Executive
                                         Officer

                                  FIRST CONSUMERS MASTER TRUST
                                  (Co-Registrant)

                                  By:    First Consumers National Bank,
                                  as originator of First Consumers
                                  Master Trust


Dated: February 7, 2003           By:    /s/ John R. Steele
                                        -------------------------
                                  Name:  John R. Steele
                                  Title: Treasurer







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EXHIBIT INDEX


Exhibit No.
20.1    Monthly Noteholder Statement



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